                      CARNEGIE INTERNATIONAL CORPORATION

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 9, 2000
                       (Date of earliest event reported)


                       CARNEGIE INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)

          Colorado                        0-8918                      13-3692114
(State of other jurisdiction of    (Commission File No.)    (IRS Employer Identification No.)
 incorporation or organization)


11350 McCormick Road, Executive Plaza 3, Suite 1001, Hunt Valley, Maryland 21031
                    (Address of principal executive offices)

                                 (410) 785-7400
                        (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets.

     The Company is providing this information which does not require any financial statements pursuant to the Securities and Exchange Commission Regulation SX Rule 3-05b2i.

Item 5. Other Events

     For providing disclosure, attached is a Press Release announcing the completion of the acquisition of Federation of Associated Health Systems, Inc. by Carnegie International Corporation's Wholly Owned Subsidiary, Paramount International Telecommunications, Inc., on June 5, 2000.

     A typographical error has been noted in Item 10 of the Amended 1999 Form 10 KSB/A filed by the Company on April 26, 2000. The annual compensation for Michael R. Faulks for 1999 should be $120,000 and for 1998 $120,000, based on the conversion of 75,000 UK Pounds at an estimated exchange rate of $1.60, as stated in the associated Note (2) as originally filed.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 9, 2000                                    /s/ Lowell Farkas
                                                      ------------------------
                                                          Lowell Farkas
                                                          President